                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      July 16, 1999
                                                --------------------------------


                          SMARTALK TELESERVICES, INC.
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              (Exact Name of Registrant as Specified in Charter)



         California                   0-21579               95-4502740
       --------------               -----------           --------------

(State or Other Jurisdiction      (Commission File         (IRS Employer
 of Incorporation)                    Number)           Identification No.)


     5080 Tuttle Crossing Boulevard, Dublin, Ohio             43016-3566
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(Address of Principal Executive Offices)                      (Zip Code)


The Company's telephone number, including area code     (614) 789-8600
                                                   -----------------------------


                                   No change
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            (Former Name or Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     As previously disclosed in a Current Report on Form 8-K, on January 19, 1999, SmarTalk TeleServices, Inc. and certain of its non-foreign subsidiaries (collectively, the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases Nos. 99-108 to 99-127).

     Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, on July 16, 1999 the Company filed its Monthly Operating Report for the period of May 1, 1999 through May 31, 1999 (the "May MOR") with the Office of the United States Trustee - Region 3 and the Bankruptcy Court.

     A copy of the May MOR is attached hereto as Exhibit 99.1, and incorporated herein by reference./1/


ITEM 7.  EXHIBITS

Exhibit No.    Description
----------     -----------

99.1           Monthly Operating Report for the period of May 1, 1999 through
               May 31, 1999



The Exhibit to this Report contains forward-looking statements. The words, "believe," "expect," and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. In particular, SmarTalk has not prepared any formal liquidation analysis based on the assets of the bankruptcy estate, and any such analysis would be premature at this time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtor's obligations to file monthly operating reports).
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/1/ The attachments and exhibits referenced in the May MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

                              (Page 2 of 4 Pages}

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMARTALK TELESERVICES, INC.



Date: July 16, 1999               By:  /s/ Thaddeus Bereday
                                     -------------------------------------------
                                       Name: Thaddeus Bereday
                                       Title: Vice President and General Counsel

                              (Page 3 of 4 Pages)

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
----------     -----------

99.1           Monthly Operating Report for the period of May 1, 1999 through
               May 31, 1999

                              (Page 4 of 4 Pages)